Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and contingencies
Commitments and contingencies

13. Commitments and contingencies

  (a)
  Operating lease commitments

        The Group has entered into operating lease arrangements relating to the use of certain office premises and internet data centers. Rental expenses under operating leases for 2010, 2011 and 2012 were $1,003,291, $1,986,464 and $2,149,379, respectively.

        As of December 31, 2012, total future minimum lease payments under non-cancelable operating leases agreements are as follows,

	RMB	USD
2013	15,969,625	2,540,709
2014	13,751,584	2,187,827
2015	6,813,947	1,084,074

	36,535,156	5,812,610

  (b)
  Contractual commitment

        In December 2012, the Company entered into an investment agreement of $1.4 million in Voozclub Co., Ltd., ("Voozclub"), a Korean animation studio and content developer, to acquire 10% of its equity interest. The total consideration was paid in cash in January 2013.

        In December 2012, Shanghai Taomee entered into an agreement with a third party for the exclusive license rights to a cartoon style action game. Under the terms of the agreement, Shanghai Taomee will be required to pay RMB5,000,000 (equivalent to $795,482) for the license fee and RMB5,000,000 (equivalent to $795,482) for minimum guarantee in 2013 and an amount up to RMB7,000,000 (equivalent to $1,113,674) in additional fees if certain revenue milestones are met.

  (c)
  Contingencies

        The Group is subject to periodic legal or administrative proceedings in the ordinary course of our business. Currently, the Group does not have any significant pending legal or administrative proceedings to which the Group is a party and the Group believes that none of the existing proceedings will have a material effect on the Company's cash flows, operating results, or financial condition.